Exhibit 99.2

   INVESTOR PRESENTATIONDECEMBER 6, 2018

 Forward Looking Statements   This presentation includes certain statements that are “forward looking” statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks. These forward looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others, raw material and commodity price fluctuations; raw material, commodity or chassis supply restrictions; the impact of tariffs on material or other input costs; the level and magnitude of warranty claims incurred; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; legal and compliance issues including those that may arise in conjunction with recently completed or announced transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations; the potential impact of interest rate fluctuations on the general economy and specifically on our dealers and consumers; restrictive lending practices; management changes; the success of new and existing products and services; consumer preferences; the ability to efficiently utilize production facilities; the pace of acquisitions and the successful closing, integration and financial impact thereof; the potential loss of existing customers of acquisitions; our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; cost structure changes; competition; the impact of potential losses under repurchase agreements; the potential impact of the strength of the U.S. dollar on international demand; general economic, market and political conditions; and changes to investment and capital allocation strategies or other facets of our strategic plan. Additional risks and uncertainties surrounding the acquisition of Erwin Hymer Group SE (the "Erwin Hymer Group") include risks regarding the anticipated timing of the closing of the acquisition, the potential benefits of the proposed acquisition and the anticipated operating synergies, the satisfaction of the conditions to closing the acquisition in the anticipated timeframe or at all, the integration of the business, changes in Euro-U.S. dollar exchange rates that could impact the mark-to-market value of outstanding derivative instruments, the impact of exchange rate fluctuations and unknown or understated liabilities related to the acquisition and Erwin Hymer Group's business. These and other risks and uncertainties are discussed more fully in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2018 and Part II, Item 1A of our quarterly report on Form 10-Q for the period ended October 31, 2018. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

 Overview & Current Industry Conditions 4First Quarter 2019 Update 11Appendix: Financial & Market Data 17        Table of Contents

 Overview & Current Industry Conditions

Driving Operational Excellence

- **38-year record of profitability** – 23.3% compounded annual five-year EPS growth (1)
  - Balance of organic growth and accretive acquisitions
- **Global leader in a growing industry** – Recreational Vehicle (RV) shipments grew 17.2% in calendar 2017 to 504,599 units, representing a five-year CAGR of 12.0% (2)
- **Experienced leadership** – Current Thor management team has an average of almost 20 years in the RV industry, leading through various market conditions
- **Demonstrated commitment to returning cash to shareholders** via dividends and stock buybacks while paying down debt – more than $1 billion returned to shareholders over Thor's history
  - Current authorization for $250 million share repurchase


Net Sales
($ millions)
5-year CAGR: +20.8%
$3,525
$4,007
$4,582
$7,247
$8,329
$2,232
$1,756
(21.3)%
FY14
FY15
FY16
FY17
FY18
1Q18 YTD
1Q19 YTD


Diluted EPS
(Continuing Ops)
5-year CAGR: +23.3%
$3.29
$3.79
$4.91
$7.09
$8.14
$2.43
$0.26
(89.3)%
FY14
FY15
FY16
FY17
FY18
1Q18 YTD
1Q19 YTD


Quarterly Dividends (3)
(Fiscal Years Ended July 31)
5-year CAGR: +11.1%
$0.27
$0.30
$0.33
$0.37
$0.39
FY15
FY16
FY17
FY18
FY19

(1) Based on Diluted EPS from continuing operations
(2) Source: RVIA, RV Shipments, YTD December 2017
(3) The declaration of future dividends and the establishment of the per share amounts, record dates and payment dates for any such future dividends are subject to compliance with the credit facility and determination of the Board, and are dependent upon future earnings, cash flows and other factors.

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Effectively Managing Through Inventory Correction

Flexing Production

- Reviewing current demand level by product line including current dealer inventory levels
- Aligning production volume through reduction of daily production rates, shortening production schedules or taking extended holiday production shut downs depending on the situation
- Focusing on building to dealer order and limiting the number of open units produced
- Reducing costs over time

Capitalizing on Variable Cost Structure

- Benefiting from our variable cost structure, and our ability to reduce working capital with lower production and reduced overall costs in conjunction with revenues
- Maintaining flexibility to react quickly to changing market conditions, consistent with long-term goals

Continuing to Invest with a Long-term Focus

- Regularly evaluating all capital expenditures to maintain adequate capacity to meet long-term demand
- Completing large production expansions at Airstream and Jayco in FY19, while carefully considering opportunities to delay some capital projects until overall demand improves
- Ensuring adequate production capacity for long-term growth to avoid significant volatility of demand similar to early FY18

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Healthy RV Channel

Dealer Inventory Approaching Normalized Levels:

- Following inventory shortages in FY17, dealers ordered aggressively in early FY18
- Although retail demand grew modestly, that growth was not sufficient to bring dealer inventory levels down
- Thor responded by reducing production levels to meet current demand
- Average age of RV inventory on dealer lots remains healthy
- Used inventory levels remain low, supporting trade-in values and demand for new RVs

Wholesale Financing Impacting Sales:

- Credit broadly available
- Normal seasonal credit line utilization
- Lenders remain disciplined with curtailments, motivating dealers to focus on turning inventory

Retail Financing Provides Positive Catalyst:

- Credit broadly available
- Lenders remain disciplined on down payments and terms
- Minimal sub-prime exposure; loan delinquency rates among the lowest of consumer loans tracked by the American Bankers Association



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 Driving Global GrowthErwin Hymer Acquisition  Creates the #1 global RV manufacturer with a leading portfolio of brands, dealer network and global reachEstablishes a leading position in growing European RV market with a complementary and geographically diverse product portfolioSignificant mutual benefits derived from sharing design, R&D, technology, engineering and manufacturing excellence Aligned with Thor’s strategic plan to enhance shareholder value – transaction to be accretive to earnings in first year (1)  Before anticipated synergies, purchase accounting adjustments and transaction related expenses

 Snapshot of Combined CompanyBased on 2018 Actual Results   Adds Scale  Balances Product Mix  Broadens Global Footprint      +  +  +  =  =  =  Revenue ($mm)  Revenue %  Revenue %  /  /  /  Note: Converted at USD/EUR FX rate of 1.16; Thor financials as of 7/31/18; EHG financials as of 8/31/18

Capitalizing on Opportunities to Drive Continued Growth

TH2: Enhancing the RV Experience

- Formed TH2 joint venture in 3Q18, with Thor investment to date of $50.4 million, to introduce new products and services focused on enhancing the enjoyment, safety, connectivity and convenience of RV ownership, while reinforcing loyalty to Thor brands
- Providing innovation solutions to an ever-widening consumer base to capture interest and retain life-long customers
- Launched Togo app, including functions such as:
  - RV service and maintenance records, checklists, registration data and reminders
  - Roadtrippers (www.roadtrippers.com) — trip planning app to help RV owners see the world
  - Mighway (www.mighway.com) — connects RV owners and renters in the U.S. and New Zealand
- TH2's platform targets numerous additional revenue streams, including subscriptions, advertisements and commissions through partnerships with trusted third-party service providers

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 First Quarter 2019 Update

First Quarter Overview

Making Progress on Strategic Execution

- **Helping dealers right size their inventory** through increased promotional efforts to support dealers
- **Executing on our strategic plan**
  - Acquisition of Erwin Hymer Group (EHG) to provide platform for long-term growth in Europe
  - Acquisition-related costs in the quarter total $57.1 million, or $1.02 per share
  - On track to close near the end of the calendar year

Maintaining Optimistic Outlook

- Stable retail market is anticipated in fiscal 2019, setting a foundation for future wholesale demand. Consumer sentiment and spending remain strong
- Ongoing work to balance retail channel inventory during challenging wholesale conditions in the North American market for first half of calendar 2019
- EHG transaction costs will impact diluted EPS in FY 2019
- Acquisition of EHG and continuing to execute on Thor's strategic plan to align business model with long-term positive consumer and economic trends supportive of long-term global growth

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 First Quarter 2019 Key Financial Metrics  Sales reduced to more normalized levels for 1Q19, reflecting historical sequential decrease from fourth quarter — prior year exhibited highly unusual increase from fourth quarter Gross profit down due to elevated levels of promotions and discounts, elevated warranty costs, and increased material costs due in part to commodity inflation and impact of tariffs  First quarter diluted EPS of $0.26, including approximately $57.1 million in acquisition-related costs (including a non-cash, mark-to-market loss on a foreign currency forward contract of approximately $42.6 million) resulting in an unfavorable impact of $1.02 per share Continuing to balance production with current demand as dealer inventory levels approach more sustainable long-term levels

 First Quarter 2019Towable Segment  Sales of travel trailers and fifth wheels decreased by 23.4% and 17.2%, respectively Market share down slightly through September 2018, with U.S. Towable share decreasing from 48.7% to 48.5%, and Canadian Towable share down from 55.4% to 53.2%*Backlog decrease due in part to continuing dealer inventory correction as well as increased capacity reducing lead times  * Source: Statistical Surveys, Inc. YTD September 30, 2018 vs. YTD September 30, 2017 Note: Data reported by Stat Surveys is based on official state and provincial records. This information is subject to adjustment and is continuously updated, and is often impacted by delays in reporting by various states or provinces.

 Sales of Class A and Class C decreased by 10.0% and 35.7%, respectively U.S. Class A and C market share through September 2018 increased from 41.7% to 43.2%*Canadian Class A and C market share increased from 41.3% to 44.8% through September 2018*Backlog decreased in part due to ongoing dealer inventory correction as well as shorter lead times  * Source: Statistical Surveys, Inc. YTD September 30, 2018 vs. YTD September 30, 2017 Note: Data reported by Stat Surveys is based on official state and provincial records. This information is subject to adjustment and is continuously updated, and is often impacted by delays in reporting by various states or provinces.  First Quarter 2019 Motorized Segment

 First Quarter Key StatsAs of or for the Fiscal Quarters Ended October 31  Income Statement  Balance Sheet & Cash Flow   * Includes $57.1M in acquisition-related costs.  ** Includes $1.02 in unfavorable EPS impact from acquisition-related costs.

 Appendix: Financial & Market Data

   Thor Operating Entities                                          Joint Venture  Pending Acquisition*  * Acquisition of EHG expected to close near the end of the calendar year.

Thor's RV Product Range

Towable Segment

Travel Trailers
hitch to the bumper of the tow vehicle;
retail price $12,000 - $150,000





Fifth Wheels
hitch to a specially mounted hitch in the bed of a pickup truck;
retail price $20,000 - $185,000





Specialty Trailers
includes camping trailers, truck campers and horse trailers with living quarters;
retail price $12,000 - $110,000





Motorized Segment

Class A
fully enclosed, bus-style motorhome;
retail price $80,000 - $700,000



Class C
living area built on van or pickup chassis;
retail price $80,000 - $250,000



Class B
van motorhomes;
retail price $150,000 - $250,000



Note: Retail prices noted above are general ranges.

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Consumer Trends

Potential RV Buyers


77 Million Households Camping Each Year
Consumers Interested in RVs
Target

- KOA study shows that 77 million households are camping in 2017, an increase of 6 million from 2014 and they are camping more often.(1)
- One fourth of campers use an RV, but 44% of those camping in an RV do not own the RV they are using.(1) Campers who borrow or rent an RV are the next logical target for the industry.
- Refining those interested in experiencing the outdoors in an RV are the core target audience for Thor.

THE OPPORTUNITY:

With the RV market totaling approximately 500,000 units annually, even a small number of the millions of outdoor enthusiasts deciding to purchase an RV could have a significant impact on the total market.(2)

(1) Source: KOA 2018 North American Camping Report
(2) Source: RVIA, Winter RV Roadsigns, November 2018

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RV Industry Overview

RV Industry Demand

- Industry retail demand has seen a resurgence in some higher-end Class A motorhomes and fifth wheels while entry level consumers continue to seek lighter-weight, more affordably-priced towables and gas Class A and Class C motorhomes
- Wholesale units typically outpace retail in the early part of the calendar year; historically, sales become more balanced as we reach the peak retail selling season. These trends were reversed in 2018, as dealers responded to inventory shortages the prior year with aggressive ordering and resulting inventory build. Now dealers are working to reduce overall inventory levels to return to more normal seasonal patterns

	Calendar Year		YTD September	
	2016	2017	2017	2018
Industry Retail Registrations (1)	416,054 units	465,272 units	390,070 units	408,143 units
	+10.8%	+11.8%	+12.8%	+4.6%
Industry Wholesale Shipments (2)	430,691 units	504,599 units	377,995 units	378,718 units
	+15.1%	+17.2%	+16.6%	+0.2%

Consumer Confidence vs. RV Retail Registrations



500,000
400,000
300,000
200,000
100,000
0
150
125
100
75
50
25
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
RV Retail Registrations (1)
CCS Index (3)

Seasonal Shipment Patterns



60,000
50,000
40,000
30,000
20,000
10,000
0
Jan 2013
May 2013
Sep 2013
Jan 2014
May 2014
Sep 2014
Jan 2015
May 2015
Sep 2015
Jan 2016
May 2016
Sep 2016
Jan 2017
May 2017
Sep 2017
Jan 2018
May 2018
Sep 2018
Retail (1)
Wholesale (2)

(1) Source: Statistical Surveys, Inc., U.S. and Canada
(2) Source: Recreation Vehicle Industry Association
(3) Source: The Conference Board, Consumer Confidence Survey®

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 RV Industry Overview  RV Wholesale Market Trends (Units 000's)  Towable RV Wholesale Market Trends (Units 000's)  YTD Shipments (Units)        Sept 2018  Sept 2017  Unit Change  % Change  378,718  377,995  723  +0.2%    5-year CAGR: 12.0%   YTD Shipments (Units)        Sept 2018  Sept 2017  Unit Change  % Change  333,253  330,662  2,591  +0.8%  5-year CAGR: 11.4%   Motorized RV Wholesale Market Trends (Units 000's)  YTD Shipments (Units)        Sept 2018  Sept 2017  Unit Change  % Change  45,465  47,333  (1,868)  (3.9)%  5-year CAGR: 17.3%   Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar years 2018 & 2019 represents most recent RVIA estimate as of Winter RV Roadsigns, published in November 2018

RV Industry Overview

Dealer Inventory of Thor Products

- Inventory is approaching more appropriate levels given current retail demand trends, but will likely take a few more quarters to adjust
- At the end of 1Q FY19, levels were elevated compared to the prior year, however the year-over-year increases in dealer inventory levels have come down considerably from the prior quarter, from 26.3% at July 31, 2018, to 4.9% at October 31, 2018
- Dealers remain disciplined in ordering to ensure they have adequate supply for the spring show season and summer selling season
- Current age of dealer inventories of Thor products on dealers' lots remains low on a historical standard. Wholesale floorplan lenders remain comfortable with current inventory aging and turns

Dealer Inventory (Units)			
Oct 31, 2018	Oct 31, 2017	Unit Change	% Change
131,500	125,400	6,100	4.9%

Thor RV Retail Market Share Trend (1)



51.3%
31.0%
21.9%
49.7%
32.8%
22.1%
48.8%
37.8%
18.4%
49.2%
41.2%
14.9%
49.0%
43.3%
10.0%
2014
2015
2016
2017
2018 YTD
Towable Retail Share
Class A/C Retail Share
Class B Retail Share

RV Industry Retail Market Share (1)

	YTD 9/30/18		YTD 9/30/17		Y/E 12/31/17		Y/E 12/31/16	
	Total	Share %	Total	Share %	Total	Share %	Total	Share %
THOR	**195,959**	**48.0%**	**188,454**	**48.3%**	**223,214**	**48.0%**	**196,947**	**47.3%**
Forest River (2)	136,703	33.5%	134,688	34.5%	158,626	34.1%	145,482	35.0%
Grand Design	20,671	5.1%	14,531	3.7%	18,280	3.9%	11,818	2.8%
Winnebago	12,842	3.1%	12,264	3.1%	14,907	3.2%	13,127	3.2%
Gulfstream	4,735	1.2%	4,678	1.2%	5,585	1.2%	5,148	1.2%
REV Group	2,991	0.7%	3,139	0.8%	3,998	0.9%	3,540	0.9%
Subtotal	**373,901**	**91.6%**	**357,754**	**91.7%**	**424,610**	**91.3%**	**376,062**	**90.4%**
All Others	34,242	8.4%	32,316	8.3%	40,662	8.7%	39,992	9.6%
Grand Total	**408,143**	**100.0%**	**390,070**	**100.0%**	**465,272**	**100.0%**	**416,054**	**100.0%**

(1) Source: Statistical Surveys Inc., U.S. and Canada, calendar years 2014-17, 2018 YTD through September; Thor historical results adjusted to include results of Jayco, Livin' Lite, Bison Coach, K-Z Inc., Cruiser RV and DRV Luxury Suites for all periods presented. Note: Towable market share includes Travel Trailers, Fifth Wheels, Camping Trailers and Park Models.
(2) Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax

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